UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 29, 2025

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312

Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

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SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

Secured Promissory Note

As previously disclosed in Body and Mind, Inc.’s ( the “Company”) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 16, 2025, the Company’s wholly owned subsidiary DEP Nevada, Inc. (“DEP”) entered into a Membership Interest Purchase Agreement (the “NMG LB MIPA”) with SGC Retail Partners LLC (“SGC”) and NMG Long Beach, LLC (“NMG LB”), whereby DEP agreed to sell 100% of the membership interests of NMG LB to SGC in exchange for an aggregate purchase price of $856,250 (the “NMG LB Purchase Price”), as follows:

(a)	$100,000 paid to DEP on or about September 17, 2024;
(b)	$595,000 shares be paid to DEP on the First Closing Date (as defined in the NMG LB MIPA, the “First Closing Date Payment”); and
(c)

$161,250 shall be paid to DEP on the Second Closing Date (as defined in the NMG LB MIPA), provided that: (i) $156,250 shall be credited to SGC and deemed paid in consideration for SGC having assumed the operational costs of NMG LB as of the First Closing Date, and (ii) SGC shall pay to DEP the remaining $5,000.

On April 29, 2025, SGC advanced the sum of $587,000 to DEP, which is intended to be a substantial portion of the First Closing Date Payment (the “Advance Payment”). As evidence of the Advance Payment, DEP issue a secured promissory note dated April 29, 2025 to SGC (the “Promissory Note”), pursuant to which: (i) DEP shall pay interest on the outstanding Advance Payment at the rate of 5% per annum, calculated on the basis of a 365-day year and the actual number of days elapsed; and (ii) all principal and accrued interest shall be payable in full in a single balloon payment due on October 29, 2025.

The foregoing description of the Promissory Note does not purport to be complete and is subject to, and qualified in its entirety by the Promissory Note, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Security Agreement

As security for the Promissory Note, DEP entered into a Security Agreement dated April 29, 2025 (the “Security Agreement”) with NMG LB and SGC, pursuant to which DEP granted SGC a continuing first-priority lien and security interest in and to: (i) eighty percent (80%) of all issued and outstanding membership interests in NMG LB (the “DEP Security”); (ii) all proceeds of and from the DEP Security; and (iii) all payments under insurance policies (whether or not SGC is the loss payee), indemnities, warranties, or guarantees payable in respect of any loss or damage to, or otherwise with respect to, any of the DEP Security.

In addition, as further collateral for the Advance Payment, NMG LB granted SGC a security interest in all of its equipment, inventory, accounts, contractual rights, interests in financial institution accounts, intangible assets, and other personal property and related proceeds, as defined under the Nevada Uniform Commercial Code (collectively, the “NMG LB Security”).

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The Security Agreement remains in effect from April 29, 2025, and shall continue until the Advance Payment has been paid in full and SGC has acknowledged such payment in writing.

The foregoing description of the Security Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Security Agreement, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.

Letter Agreement

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on January 10, 2025, DEP, our wholly owned subsidiary, Vegas Brazil LLC (“Vegas Brazil”) entered into an assignment and assumption agreement (the “Assignment and Assumption Agreement”) with Fox Farms LLC, an Nevada limited liability company (“Fox Farms”), dated January 3, 2025, whereby Vegas Brazil assigned all of its rights, duties, obligations, privileges and rights in and to the Membership Interest Purchase Agreement (the “MIPA”) between DEP, Vegas Brazil and Nevada Medical Group, LLC (“NMG”), dated January 31, 2024, whereby DEP agreed to sell 100% of the issued and outstanding membership interests in NMG held by DEP to Vegas Brazil.

On the same date, Fox Farms, DEP and NMG entered into a first amendment to the MIPA (the “Amendment” and, together with the MIPA, the “Amended MIPA”), pursuant to which, among other things, the parties changed the purchase price under the Amended MIPA to $400,000 (the “Purchase Price”), with the first $200,000 payment due upon execution and the remainder to be paid on the closing date via a promissory note (the “Note”), which will be personally guaranteed by an affiliate of Fox Farms (the “Guaranty”). The Note shall bear interest at a rate per annum equal to the most recent applicable federal rate as of the closing date of the Amended MIPA, and Fox Farms is to repay the Note in twelve (12) equal monthly payments starting on the first date of the calendar month immediately following the closing.

Concurrently with the Assignment and Assumption Agreement and the Amendment, DEP and Fox Farms entered into a side letter agreement (the “Side Agreement”), dated January 3, 2025. Under the Side Agreement, in connection with a dispute between DEP and/or NMG and the Nevada Department of Taxation (the “Tax Agency”) regarding a 2019–2021 tax audit of NMG (the “Tax Dispute”), to which NMG will incur audit-related costs (“Audit Costs”), the parties agreed that: (i) if the Tax Dispute is resolved before the closing of the Amended MIPA, the Note’s principal will be reduced dollar-for-dollar by the tax liability and Audit Costs, up to the Note’s full principal, with any excess liability and costs borne by NMG and assumed by Fox Farms at the closing of the Amended MIPA; or (ii) if the Tax Dispute is resolved after the closing of the Amended MIPA, only the remaining unpaid principal of the Note will be reduced, with any excess liability and costs borne by NMG and Fox Farms.

On June 6, 2025, DEP and Fox Farms entered into a Letter Agreement (the “Letter Agreement”), amending the terms of the Note. The parties agreed that the Note (and corresponding Guaranty) will not take effect until the Tax Dispute is fully resolved between the Tax Agency and DEP and/or NMG (the “Tax Dispute Resolution Date”). Additionally, the Note’s payment terms were amended such that: (i) the first payment on the Note will be due on the first day of the calendar month immediately following the Tax Dispute Resolution Date (the “First Payment Date”); (ii) the maturity date of the Note will be the one-year anniversary of the First Payment Date; and (iii) interest on the Note will accrue only from the Tax Dispute Resolution Date.

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The foregoing description of the Letter Agreement does not purport to be complete and is subject to, and qualified in its entirety by the Letter Agreement, which is filed as Exhibit 10.3 hereto and is incorporated herein by reference.

SECTION 2 – FINANCIAL INFORMATION

Item 2.01 Completion of Acquisition or Disposition of Assets

On June 6, 2025, pursuant to the previously disclosed Amended MIPA between Fox Farms, DEP and NMG, dated January 3, 2025, DEP assigned, sold and transferred all of the issued and outstanding membership interests in NMG to Fox Farms as all of the closing conditions have been satisfied or expressly waived and NMG received regulatory approval by the Nevada Cannabis Compliance Board approving the change in ownership of NMG and the commercial cannabis cultivation distribution and manufacturing licenses held by NMG from DEP to Fox Farms. Pursuant to the terms of the Amended MIPA, Fox Farms paid $200,000 to DEP upon execution of the Amended MIPA and issued the Note in favor of DEP at the closing in the amount of $200,000, which is personally guaranteed by an affiliate of Fox Farms. However, as discussed above in Item 1.01, pursuant to the Letter Agreement, dated June 6, 2025, the Note and the Guaranty shall not be considered effective and in force and effect until the Tax Dispute Resolution Date. The Note bears interest at a rate per annum equal to the most recent Applicable Federal Rate as of June 6, 2025, and will be computed on the basis of a 365 or 366-day year, as applicable, and the actual number of days elapsed. As discussed above, Fox Farms is to repay the Note in twelve (12) equal monthly installments with the first payment due on the first day of the calendar month immediately following the Tax Dispute Resolution Date.

The foregoing description of the Amended MIPA does not purport to be complete and is subject to, and qualified in its entirety by the Amended MIPA, which is filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K filed with the SEC on January 10, 2025.

The Company is unable to determine whether the disposition exceeds 20% significance under any of the three significance tests under Regulation S-X 1-02(w) due to the contingency of the consideration to be received by the Company from the closing of the Amended MIPA as a result of the Tax Dispute. The Company will continue to assess the situation, and, if pro forma financial statements are required, the Company will file an amendment to this Current Report on Form 8-K.

Item 2.03 Creation of a direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Secured Promissory Note and Security Agreement is responsive to and incorporated by reference into this Item 2.03.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Secured Promissory Note by DEP Nevada, Inc. issued in favor of SGC Retail Partners, LLC, dated April 29, 2025

10.2	Security Agreement by and between DEP Nevada, Inc., NMG Long Beach, LLC and SGC Retail Partners LLC

10.3	Letter Agreement between DEP Nevada, Inc. and Fox Farms LLC, dated June 6, 2025

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: June 12, 2025	By:	/s/ Michael Mills
Michael Mills President, CEO and Director

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